Exhibit 99.1

 J.P. Morgan  Healthcare Conference January 11, 2024  Jim Clemmer, President & CEO

 A medical technology platform company focused on a select group of large, high growth markets where meaningful treatment gaps exist in current standard of care.  We are transforming our portfolio to be a company focused on investing our resources on innovative technologies backed by science and clinical data. Our technologies positively impact treatment options and patients' quality of life.  AngioDynamics

 AngioDynamics  Cardiovascular disease and cancer have the highest morbidity and mortality worldwide  Global Cardiovascular Disease Burden1  523M diagnosed in 2020  ~19 million deaths  Cardiovascular Disease causes 1 in 3 deaths globally  Global Cancer Burden2  Cancer causes 1 in 6 deaths globally  19.3M diagnosed in 2020  ~10 million deaths  3  https://professional.heart.org/-/media/PHD-Files-2/Science-News/2/2022-Heart-and-Stroke-Stat-Update/2022-Stat-Update-factsheet-GIobal-Burden-of-Disease.pdf; https://www.cdc.gov/pcd/issues/2022/22_0347.htm  https://acsjournals.onlinelibrary.wiley.com/doi/10.3322/caac.21660#:~:text=Worldwide%2C%20an%20estimated%2019.3%20million,skin%20cancer)%20occurred%20in%202020.

MedTech Markets

Targeted segments have attractive underpenetrated addressable markets



ANGIOVAC
ALPHAVAC
Cardiac Thrombus & Emboli
$825M TAM
ALPHAVAC
Pulmonary Embolism
$2.9B TAM
NanoKnife
Prostate Cancer
$2B TAM
AURYON
ALPHAVAC
Deep Vein Thrombosis
$3B TAM
AURYON
Peripheral Arterial Disease
$1.1B TAM

*AlphaVac PE, Auryon Venous Thrombectomy/DVT, AngioVac Left Heart and Infective Endocarditis are not cleared by the US Food and Drug Administration (FDA) for these Indications
In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue
The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.

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 5  AngioDynamics  Investments in our Med Tech platforms are funded by operating cash flows from our Med Device portfolio  Med Tech: Invest for Growth  Disease State  Latest Investment Updates  Peripheral Arterial Disease  Radial length catheter launch Jan 2024  Pathfinder 12 month & 24 month publications Feb & July 2024  Below the knee study publication March 2024  CE Mark expected May 2024  6 additional new product extensions/upgrades scheduled throughout 2024  Coronary Atherectomy pre-submission (PMA) & pilot trial planned to begin in 2024  Venous Thromboembolism  APEX complete, PE indication expected by June 2024  CE Mark for PE expected by June 2024  2 additional new product extensions/upgrades scheduled throughout 2024  IDE clinical trial for Auryon DVT to begin in late 2024  Cardiac Thrombus & Emboli  Begin study for Infective Endocarditis indication in 2024  Prostate  PRESERVE Study enrolled, expected Prostate indication by December 2024  Med Device: Maintain Positioning  PICCs, Midlines &  Accessories  Microwave &  Radiofrequency Ablation  Diagnostic Catheters, Guidewires & Kits  Implantable Ports  Endovenous Laser Treatment  Radiation Treatment Stabilization Balloons  *AlphaVac PE, Auryon Venous Thrombectomy/DVT, Auryon Coronary Atherectomy, AngioVac Left Heart and Infective Endocarditis are not cleared by the US Food and Drug Administration (FDA) for these indications In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue.  The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.  The planned portfolio additions and new indications are based on management estimates and industry sources as of July 2022 and are not guarantees of future performance and are subject to risks and uncertainties including FDA clearance. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations.

PAD

As of November 2023, the Auryon Atherectomy System has treated over 50,000 patients and reached $100M cumulative sales since its September 2020 launch

THE MARKET

2022 TAM

$1.1B



$760M
$210M
$100M
Europe
APAC
US

OUR SOLUTION

AURYON

- Peripheral Atherectomy



WHY IT MATTERS

Treat all levels of calcification [a-c]
- Indicated for in-stent restenosis*
- Treats above and below the knee (inc. below the ankle)

*2.0mm and 2.35mm catheters are indicated for ISR.

Protective of vessel wall [c-e]
- Targeted biological reactions to address risk of perforations
- Built-in aspiration to address risk of embolization†

†Built-in aspiration available with the 2.0-and 2.35-mm catheters.

Designed for hospital and lab [a-c, f]
- Portable, 110V outlet, low noise, touch screen
- Debulk in fewer passes

a-f See reference page

"We've always known that Auryon's technology is one-of-a-kind and unmatched. With the new [hydrophilic coating], we should be able to prove this – case after case after case"

– Dr. Curtis Anderson, Vascular & Interventional Radiologist

Source: Management estimate & Industry sources as of July 2022.

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Thrombus Management

Our differentiated technology platforms offer potential treatment solutions across multiple disease states

THE MARKET

VTE
PE
Pulmonary Embolism
DVT
Deep Vein Thrombosis

+

Cardiac
TVIE
Tricuspid Valve Infective Endocarditis
LV
Lead Vegetation
RA
Right Atrial Thrombus

2022 TAM

$6.7B



VTE
$1B
$1B
$3.9B
Europe
APAC
US
Cardiac
$290M
$535M
Europe
US

OUR SOLUTION

ANGIOVAC
- Right Heart and Left Heart* removal of cardiac thrombus

ALPHAVAC
- Large Vessel Venous Thrombectomy/DVT
- Pulmonary Embolism*

AURYON
- Small Vessel Venous Thrombectomy/DVT*

WHY IT MATTERS

- Only solution on the market with *continuous aspiration and simultaneous reinfusion of* filtered blood
- Aspirates large clot burden

- Controlled aspiration
- Aspirates large clot burden
- APEX-AV study for PE

- Auryon's low profile + laser + aspiration, make it a compelling and simple technology to effectively ablate & remove thrombus with the legs

Source: Management estimate & Industry sources as of July 2022.
*AlphaVac PE, Auryon Venous Thrombectomy/DVT, and AngioVac Left Heart and Infective Endocarditis are not cleared by the US FDA for these indications.

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 Thrombus Management  All-purpose technology platforms targeted at peripheral and cardiovascular thrombolytic events, including small and large vessels  POWERFUL  355 nm laser is designed to deliver an optimized wavelength, pulse width, and amplitude to restore flow in occluded vesselsc, d, g  Small Vessel  The AngioVac System allows for the continuous aspiration of embolic material such as thrombi and emboli from the venous system while simultaneously reinfusing the patient’s own filtered blood to limit procedural blood loss  MULTIPLE TIP ANGLES  200, 850, 1800  PROPRIETARY FUNNEL DESIGN  Allows for Significant Clot Removal  RADIOPAQUE MARKERS  Better Tip Visibility  LARGE END HOLE ASPIRATION  42FR & 30FR Opening  The AlphaVac System allows for the controlled aspiration of embolic material such as thrombi and emboli from the venous system  Large Vessel  PRECISE  Protective of vessel wallc-e  ADAPTABLE  Potential to treat all types of small vessel DVT*  c-g See reference page  *Auryon Venous Thrombectomy/DVT is not cleared by the US FDA for this indication.

NanoKnife Prostate Initiative*

Over 505,000 men with prostate cancer could be treated with this technology

THE MARKET

2023 Global TAM

$2B



$30M
$60M
$521M
$702M
$728M
USA
EMEA
APAC
LAM
CAN

OUR SOLUTION

NanoKnife

- Focal Therapy



WHY IT MATTERS

Targeted: Short electric pulses destroy cells without relying on extreme heat or cold and spare vital structures within the ablation zone

Quality of Life: Better preserves urinary control and erectile function

Versatile: Can be used in all segments of the prostate for primary and recurrent disease

Fast: Minimally invasive treatment that is delivered in a single session

Preserves future treatment options

*IDE Study in progress; enrollment completed

In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue.

The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.

Market Source: Management estimate & Industry sources as of July 2022.

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 International Expansion Plan  Expanding our business reach in targeted regions, markets & countries  10  Aligning our Go-to-Market strategy to the different regions, markets & countries, utilizing new partnerships where appropriate to maximize growth  Preparing for CE Mark and other selected international launches of both the Auryon System and the AlphaVac F1885 System  Auryon CE Mark expected 1H of calendar 2024  AlphaVac F1885 System CE Mark expected 1H of calendar 2024  Continue to increase our global presence through our series of life symposiums which has attracted interest from global key opinion leaders who are gaining more access to our technologies

Corporate Developments – Q2 and YTD FY24

Continued focused investment in our 3 key Med Tech platforms: Auryon, Thrombus Management & NanoKnife

Q2 FY24

Revenue
$79.1 mil

Pro Forma Revenue Growth*
2.7%

Med Tech up **3.5%**
Med Device up 2.3%*

$11.4 million in **Auryon** sales; growth of 12.9% YOY

Mechanical Thrombectomy down 4.7% YOY
$1.9 million in AlphaVac sales
AngioVac sales declined 10.8% YOY

NanoKnife disposables down 3.6% YOY

YTD FY24

Pro Forma Revenue*
$157.1 mil

Pro Forma Revenue Growth*
4.2%

Med Tech up **8.3%**
Med Device up 2.3%*

$22.5 million in **Auryon** sales; growth of 18.9% YOY

Mechanical Thrombectomy down 5.3% YOY
$3.7 million in AlphaVac sales
AngioVac sales declined 9.2% YOY

12.9% YOY growth in **NanoKnife** disposables

IDE Clinical Studies and Pathway Expansion

PRESERVE study for the treatment of prostate cancer with NanoKnife **completed enrollment** in July 2023

APEX AV study for the treatment of pulmonary embolism with AlphaVac F18[85] System

- **Completed enrollment** in December 2023
- Submission to the FDA planned in early calendar 2024

Q2 Highlights and Operational Developments

Initiated **restructuring** of manufacturing footprint to a fully outsourced model

Continued **portfolio optimization** initiatives

Full-year adjusted EPS **profitability** expected in FY27

Cumulative **Auryon** sales of over **$100.0 million** achieved in November

* On a pro forma basis, excluding the sale of Dialysis and BioSentry

11 AngioDynamics Second Quarter FY2024 Earnings

 FY24 Revised Guidance  * FY23 pro forma results excluding the divested assets were $306.3 million for revenue, 50.5% for gross margin and adjusted loss per share of $0.43.  12 AngioDynamics Second Quarter FY2024 Earnings  Guidance*  Revised Guidance*  Revenue  $328 - $333 million  $320 - $325 million  Gross Margin  Med Tech Med Device  50.0% - 52.0%  63.0% – 65.0%  43.0% - 45.0%  49.0% - 51.0%  61.0% – 63.0%  43.0% - 45.0%  Adjusted EPS  ($0.28) – ($0.34)  ($0.35) – ($0.42)

 J.P. Morgan  Healthcare Conference January 11, 2024  Jim Clemmer, President & CEO

Auryon References

a. Rundback J, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Novel laser-based catheter for peripheral atherectomy: 6-month results from the Eximo Medical B-Laser™ IDE study. Catheter Cardiovasc Interv. 2019;1-8.

b. Shammas NW, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Acute and 30-day safety and effectiveness evaluation of Eximo Medical's B-Laser™, a novel atherectomy device, in subjects affected with infrainguinal peripheral arterial disease: Results of the EX-PAD-03 trial. Cardiovas Revasc Med. 2020;21(1):86-92.

c. Auryon. Instructions for use. AngioDynamics; 2019.

d. Herzog A, Bogdan S, Glikson M, Ishaaya AA, Love C. Selective tissue ablation using laser radiation at 355 nm in lead extraction by a hybrid catheter; a preliminary report. Lasers Surg Med. 2016;48(3):281-287.

e. Herzog A, Steinberg I, Gaisenberg E, Nomberg R, Ishaaya AA. A route to laser angioplasty in the presence of fluoroscopy contrast media, using a nanosecond-pulsed 355-nm laser. IEEE J Sel Top Quantum Electron. 2016;22(3):342-347.

f. Kuczmik W, Kruszyna L, Stanisic MG, Dzieciuchowicz L, Ziaja K, Zelawski W, et al. Laser atherectomy using the novel B-Laser™ catheter, for the treatment of femoropopliteal lesions: twelve-month results from the EX-PAD-01 study. Not yet published.

g. Vogel A, Venugopalan V. Mechanisms of pulsed laser ablation of biological tissues. Chem Rev. 2003;103(2):577-644.

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